SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 24, 2013

Date of Report (Date of Earliest Event Reported)

VSUS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-51274	43-2033337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 174th Street # 816, Sunny Isles Beach, FL 33160
(Address of principal executive offices and Zip Code)

(410) 236-8200

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 24, 2013, VSUS Technologies, Inc. has changed the Articles of Incorporation so that the “First” article shall read: The Company has changed its Corporate name from VSUS Technologies, Inc. to New Colombia Resources, Incorporated. This Corporate action was approved and announced by FINRA on January 24, 2013. The Company also has a new ticker symbol, (NEWC) also effective January 24, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSUS TECHNOLOGIES, INC.

Date: January 24, 2013	By:	/s/ John Campo
	Name:	John Campo
	Title:	President and Sole Director